Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Supplement dated June 11, 2021
to the
Jensen Quality Value Fund (the “Fund”)
Statement of Additional Information (“SAI”)
dated September 30, 2020, as supplemented

This supplement makes the following amendment to disclosures in the Fund’s SAI dated September 30, 2020, as previously supplemented:

On May 25, 2021, the Board of Trustees (the “Board”) of Trust for Professional Managers (the “Trust”) accepted the resignation of Jonas B. Siegel from his role as a Trustee of the Board. In connection with Mr. Siegel’s retirement, all references and information relating to Mr. Siegel in the Fund’s SAI are hereby removed.

Please retain this supplement with your SAI